                               MONTHLY STATEMENT

                 ---------------------------------------------

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 1999-1

                 ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on June 15, 2004, and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 1999-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

     (1)  The total amount distributed to Class A
          Certificateholders per $1,000 original certificate
          principal amount                                        $1,001.071389

     (2)  The amount set forth in A(1) above distributed to
          Class A Certificateholders with respect to
          interest per $1,000 original certificate principal
          amount                                                      $1.071389

     (3)  The amount set forth in A(1) above distributed to
          Class A Certificateholders with respect to
          principal per $1,000 original certificate
          principal amount                                        $1,000.000000

     (4)  The total amount distributed to Class B
          Certificateholders per $1,000 original certificate
          principal amount                                            $5.666667

     (5)  The amount set forth in A (4) above distributed to
          Class B Certificateholder with respect to interest
          per $1,000 original certificate principal amount            $5.666667

     (6)  The amount set forth in A (4) above distributed to
          Class B Cerfiticateholder with respect to
          principal per $1,000 original certificate
          principal amount                                            $0.000000

B)   Information Regarding the Performance of the Trust

     (1)  Allocation of Receivables Collections to the
          Series 1999-1 Certificates

          (a)  The aggregate amount of Finance Charge
               Receivables collected during the Monthly
               Period immediately preceding the Distribution
               Date                                              $62,303,097.30

          (b)  The aggregate amount of Interchange collected
               and allocated to the Trust for the Monthly
               Period immediately preceding the Distribution
               Date                                               $4,980,069.41

          (c)  The aggregate amount of Principal Receivables
               collected during the Monthly Period
               immediately preceding the Distribution Date      $425,754,916.93

                       ---------------------------------

                        Series 1999-1 Monthly Statement
                        June 15, 2004 Distribution Date

                        --------------------------------

          (d)  The Floating Allocation Percentage with
               respect to the Series 1999-1 Certificates for
               the Monthly Period immediately preceding the
               Distribution Date                                      3.618397%

          (e)  The Principal Allocation Percentage with
               respect to the Series 1999-1 Certificates for
               the Monthly Period immediately preceding the
               Distribution Date                                     12.696131%

          (f)  The Finance Charge Receivables and
               Interchange collected and allocated to the
               Series 1999-1 Certificates for the Monthly
               Period immediately preceding the Distribution
               Date                                               $2,434,572.25

          (g)  The Principal Receivables collected and
               allocated to the Series 1999-1 Certificates
               for the Monthly Period immediately preceding
               the Distribution Date                             $54,054,400.55

     (2)  Available Finance Charge Collections and
          Reallocated Principal Collections for Series
          1999-1 for the Monthly Period immediately preceding the Distribution Date.

          (a)  The Finance Charge Receivables and
               Interchange collected and allocated to the
               Series 1999-1 Certificates                         $2,434,572.25

          (b)  Collection Account and Special Funding
               Account investment earnings allocated to the
               Series 1999-1 Certificates                                 $0.00

          (c)  Principal Funding Account Investment Proceeds        $334,447.44

          (d)  Reserve Draw Amount                                        $0.00

          (e)  Additional Finance Charges from other Series
               allocated to the Series 1999-1 Certificates                $0.00

          (f)  Payments, if any, on deposit as of the
               Determination Date received from any Interest
               Rate Protection Agreements                                 $0.00

          (g)  Reallocated Class D Principal Collections                  $0.00

          (h)  Reallocated Collateral Principal Collections               $0.00

          (i)  Reallocated Class B Principal Collections                  $0.00

          (j)  Total Available Finance Charge Collections
               and Reallocated Principal Collections for
               Series 1999-1 (total of (a), (b), (c), (d),
               (e), (f), (g), (h), and (i) above)                 $2,769,019.69

                       ---------------------------------

                        Series 1999-1 Monthly Statement
                        June 15, 2004 Distribution Date

                        --------------------------------

     (3) Available Principal Collections for Series 1999-1 for the Monthly Period immediately preceding the Distribution Date

          (a)  The Principal Receivables collected and
               allocated to the Series 1999-1 Certificates       $54,054,400.55

          (b)  Shared Principal Collections from other
               Series allocated to the Series 1999-1
               Certificates                                               $0.00

          (c)  Additional amounts to be treated as Available
               Principal Collections pursuant to the Series
               Supplement                                         $1,219,108.99

          (d)  Reallocated Class D Principal Collections                  $0.00

          (e)  Reallocated Collateral Principal Collections               $0.00

          (f)  Reallocated Class B Principal Collections                  $0.00

          (g)  Available Principal Collections for Series
               1999-1 (total of (a), (b) and (c) minus (d),
               (e) and (f) above)                                $55,273,509.54

     (4)  Delinquent Balances in the Trust

               The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                    (a)     31-60 days                              $85,247,139
                    (b)     61-90 days                               54,254,691
                    (c)     91 or more days                         129,949,023
                                                                    -----------
                    (d)     Total Delinquencies                    $269,450,853

     (5)  Defaulted Amount

          (a)  The aggregate amount of Defaulted Receivables
               with respect to the Trust for the Monthly
               Period immediately preceding the Distribution
               Date                                              $40,125,068.93

          (b)  The aggregate Amount of Recoveries of
               Defaulted Receivables processed during the
               Monthly Period immediately preceding the
               Distribution Date                                  $6,433,108.01

          (c)  The Defaulted Amount for the Monthly Period
               immediately preceding the Distribution Date
               [Defaulted Receivables minus Recoveries]          $33,691,960.92

          (d)  The Defaulted Amount for the Monthly Period
               immediately preceding the Distribution Date
               allocable to the Series 1999-1 Certificates
               (the "Series 1999-1 Defaulted Amount")             $1,219,108.99

          (e)  The Class A Defaulted Amount [Series 1999-1
               Defaulted Amount multiplied by the Class A
               Percentage]                                           $278,042.40

                       ---------------------------------

                        Series 1999-1 Monthly Statement
                        June 15, 2004 Distribution Date

                        --------------------------------

          (f)  The Class B Defaulted Amount [Series 1999-1
               Defaulted Amount multiplied by the Class B
               Percentage]                                          $438,450.62

           (6)      Class A Charge-Offs

          (a)  The excess, if any, of the Class A Defaulted
               Amount over the sum of (i) Available Finance
               Charge Collections applied to such Class A
               Defaulted Amount, (ii) Reallocated Principal
               Collections applied to such Class A Defaulted
               Amount, (iii) the amount by which the Class D
               Invested Amount has been reduced in respect
               of such Class A Defaulted Amount, (iv) the
               amount by which the Collateral Invested
               Amount has been reduced in respect of such
               Class A Defaulted Amount and (v) the amount
               by which the Class B Invested Amount has been
               reduced in respect of such Class A Defaulted
               Amount (a "Class A Charge-Off")                            $0.00

          (b)  The amount of the Class A Charge-Off set
               forth in item 6(a) above, per $1,000 original
               certificate principal amount (which will have
               the effect of reducing, pro rata, the amount
               of each Class A Certificateholder's
               investment)                                                $0.00

          (c)  The total amount reimbursed on the
               Distribution Date in respect of Class A
               Charge-Offs for prior Distribution Dates                   $0.00

          (d)  The amount set forth in item 6(c) above per
               $1,000 original certificate principal amount
               (which will have the effect of increasing,
               pro rata, the amount of each Class A
               Certificateholder's investment)                        $0.000000

          (e)  The amount, if any, by which the outstanding
               principal balance of the Class A Certificates
               exceeds the Class A Invested Amount if any,
               as of the Distribution Date, after giving
               effect to all deposits, withdrawals and
               distributions on such Distribution Date                    $0.00

     (7)  Class B Charge-Offs

          (a)  The excess, if any, of the Class B Defaulted
               Amount over the sum of (i) Available Finance
               Charge Collections applied to such Class B
               Defaulted Amount, (ii) Reallocated Class D
               Principal Collections applied to such Class B
               Defaulted Amount, (iii) Reallocated
               Collateral Principal Collections applied to
               such Class B Defaulted Amount, (iv) the
               amount by which the Class D Invested Amount
               has been reduced in respect of such Class B
               Defaulted Amount and (v) the amount by which
               the Collateral Invested Amount has been
               reduced in respect of such Class B Defaulted
               Amount                                                     $0.00

          (b)  The amount by which the Class B Invested
               Amount has been reduced on the Distribution
               Date in respect of Reallocated Class B
               Principal Collections                                      $0.00

                       ---------------------------------

                        Series 1999-1 Monthly Statement
                        June 15, 2004 Distribution Date

                        --------------------------------

          (c)  The amount by which the Class B Invested
               Amount has been reduced on the Distribution
               Date in respect of item 6(a) (together with
               item 7(a), "Class B Charge-Offs")                          $0.00

          (d)  The total amount by which the Class B
               Invested Amount has been reduced on the
               Distribution Date as set forth in items 7(a),
               (b) and (c)                                                $0.00

          (e)  The amount set forth in item 7(d) above per
               $1,000 original certificate principal amount
               (which will have the effect of reducing, pro
               rata, the amount of each Class B
               Certificateholder's investment)                        $0.000000

          (f)  The total amount reimbursed on the
               Distribution Date in respect of reductions in
               the Class B Invested Amount on prior
               Distribution Dates                                         $0.00

          (g)  The amount set forth in item 7(f) above per
               $1,000 original certificate principal amount
               (which will have the effect of increasing,
               pro rata, the amount of each Class B
               Certificateholder's investment)                        $0.000000

          (h)  The amount, if any, by which the outstanding
               principal balance of the Class B Certificates
               exceeds the Class B Invested Amount if any,
               as of the Distribution Date, after giving
               effect to all deposits, withdrawals and
               distributions on such Distribution Date                    $0.00

     (8)  Reductions in the Collateral Interest

          (a)  The excess, if any, of the Collateral
               Defaulted Amount over the sum of (i)
               Available Finance Charge Collections applied
               to such Collateral Defaulted Amount, (ii)
               Reallocated Class D Principal Collections
               applied to such Collateral Defaulted Amount
               and (iii) the Amount by which the Class D
               Invested Amount has been reduced in respect
               of such Collateral Defaulted Amount                        $0.00

          (b)  The amount by which the Collateral Invested
               Amount has been reduced the Distribution Date
               in respect of Reallocated Collateral
               Principal Collections                                      $0.00

          (c)  The amount by which the Collateral Invested
               Amount has been reduced on the Distribution
               Date in respect of items 6(a) and 7(a) above               $0.00

          (d)  The total amount by which the Collateral
               Invested Amount has been reduced on the
               Distribution Date as set forth in items 8(a),
               (b) and (c)                                                $0.00

          (e)  The total amount reimbursed on the
               Distribution Date in respect of reductions in
               the Collateral Invested Amount on prior
               Distribution Dates                                         $0.00

          (f)  The amount, if any, by which the outstanding
               principal balance of the Collateral Interest
               exceeds the Collateral Invested Amount, if
               any, as of the Distribution Date, after
               giving effect to all deposits, withdrawals
               and distributions on the Distribution Date                 $0.00

                       ---------------------------------

                        Series 1999-1 Monthly Statement
                        June 15, 2004 Distribution Date

                        --------------------------------

     (9)  Reductions in the Class D Interest

          (a)  The excess, if any, of the Class D Defaulted
               Amount over Available Finance Charge
               Collections applied to such Class D Defaulted
               Amount                                                     $0.00

          (b)  The amount by which the Class D Invested
               Amount has been reduced on the Distribution
               Date in respect of Reallocated Principal
               Collections                                                $0.00

          (c)  The amount by which the Class D Invested
               Amount has been reduced on the Distribution
               Date in respect of items 6(a), 7(a) and 8(a)
               above                                                      $0.00

          (d)  The total amount by which the Class D
               Invested Amount has been reduced on the
               Distribution Date as set forth in items 9(a),
               (b) and (c)                                                $0.00

          (e)  The total amount reimbursed on the
               Distribution Date in respect of reductions in
               the Class D Invested Amount on prior
               Distribution Dates                                         $0.00

          (f)  The amount, if any, by which the outstanding
               principal balance of the Class D Interest
               exceeds the Class D Invested Amount, if any,
               as of the Distribution Date, after giving
               effect to all deposits, withdrawals and
               distributions on the Distribution Date                     $0.00

     (10) Investor Monthly Servicing Fee

          (a)  The amount of the Series 1999-1 Monthly
               Servicing Fee payable to the Servicer on the
               Distribution Date                                    $266,426.28

     (11) Class A Monthly Interest

          (a)  Class A Monthly Interest payable on the
               Distribution Date                                    $535,694.44

     (12) Class B Monthly Interest

          (a)  Class B Monthly Interest payable on the
               Distribution Date                                    $372,328.33

     (13) Principal Funding Account Amount

          (a)  The amount on deposit in the Principal
               Funding Account on the Distribution Date,
               after giving effect to all deposits,
               withdrawals and distributions on such
               Distribution Date                                          $0.00

          (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in October 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                       ---------------------------------

                        Series 1999-1 Monthly Statement
                        June 15, 2004 Distribution Date

                        --------------------------------

     (14) Deficit Controlled Accumulation Amount

          The Deficit Controlled Accumulation Amount for the
          Distribution Date, after giving effect to all
          deposits, withdrawals and distributions on such
          Distribution Date                                               $0.00

     (15) Reserve Account

          (a)  The amount on deposit in the Reserve Account
               on the Distribution Date, after giving effect
               to all deposits, withdrawals and
               distributions on such Distribution Date and
               the related Transfer Date                            $164,262.50

          (b)  The Required Reserve Account Amount                  $164,262.50

C)   Class A Invested Amount

     (1)  The Class A Initial Invested Amount                   $500,000,000.00

     (2)  The Class A Invested Amount on the Distribution
          Date, after giving effect to all deposits,
          withdrawals and distributions on such Distribution
          Date                                                            $0.00

     (3)  The Pool Factor for the Distribution Date (which
          represents the ratio of the Class A Invested
          Amount, as of such Distribution Date, after giving
          effect to any adjustment in the Class A Invested
          Amount on such Distribution Date, to the Class A
          Initial Invested Amount). The amount of a Class A
          Certificateholder's pro rata share of the Class A
          Invested Amount can be determined by multiplying
          the original denomination of the Class A
          Certificateholder's Certificate by the Pool Factor            0.00000

D)   Class B Invested Amount

     (1)  The Class B Initial Invested Amount                    $65,705,000.00

     (2)  The Class B Invested Amount on the Distribution
          Date, after giving effect to all deposits,
          withdrawals and distributions on such Distribution
          Date                                                   $65,705,000.00

     (3)  The Pool Factor for the Distribution Date (which
          represents the ratio of the Class B Invested
          Amount, as of such Distribution Date, after giving
          effect to any adjustment in the Class B Invested
          Amount on such Distribution Date, to the Class B
          Initial Invested Amount). The amount of a Class B
          Certificateholder's pro rata share of the Class B
          Invested Amount can be determined by multiplying
          the original denomination of the Class B
          Certificateholder's Certificate by the Pool Factor           1.000000

E)   Collateral Invested Amount

     (1)  The Collateral Initial Invested Amount                 $52,884,000.00

     (2)  The Collateral Invested Amount on the Distribution
          Date, after giving effect to all deposits,
          withdrawals and distributions on such Date             $52,884,000.00

                       ---------------------------------

                        Series 1999-1 Monthly Statement
                        June 15, 2004 Distribution Date

                        --------------------------------

     (3)  The Collateral Invested Amount as a percentage of
          the sum of the Invested Amount on such
          Distribution Date                                              37.50%

F)   Class D Invested Amount

     (1)  The Class D Initial Invested Amount                    $22,436,642.00

     (2)  The Class D Invested Amount on the Distribution
          Date, after giving effect to all deposits,
          withdrawals and distributions on such Distribution
          Date                                                   $22,436,642.00

     (3)  The Class D Invested Amount as a percentage of the
          sum of the Invested Amount on such Distribution
          Date                                                           15.91%

G)   Receivables Balances

     (1)  The aggregate amount of Principal Receivables in
          the Trust at the close of business on the last day
          of the immediately preceding Monthly Period            $4,973,982,977

     (2)  The aggregate amount of Finance Charge Receivables
          in the Trust at the close of business on the last
          day of the immediately preceding Monthly Period          $231,282,703

H)   Annualized Percentages

     (1)  The Gross Yield (Available Finance Charge
          Collections for the Series 1999-1 Certificates for
          the preceding Monthly Period (excluding payments
          received from Interest Rate Protection Agreements)
          divided by the Invested Amount of the Series
          1999-1 Certificates as of the last day of the next
          preceding Monthly Period, multiplied by 366 days
          divided by number of days in calendar month.)
          Effective November 2002 monthly period.                         5.10%

     (2)  The Net Loss Rate (the Series 1999-1 Defaulted
          Amount for the preceding Monthly Period divided by
          the Invested Amount of the Series 1999-1
          Certificates as of the last day of the next
          preceding Monthly Period, multiplied by 12)                     2.28%

     (3)  The Portfolio Yield (the Gross Yield minus the Net
          Loss Rate for the Series 1999-1 Certificates for
          the preceding Monthly Period)                                   2.82%

     (4)  The Base Rate (Monthly Interest plus Monthly
          Servicing Fee (based on an assumed Servicing Fee
          Rate of 2% per annum) for the preceding Monthly
          Period with respect to the related Distribution
          Date, divided by the Invested Amount of the Series
          1999-1 Certificates as of the last day of the next
          preceding Monthly Period, multiplied by 12)                     2.88%

     (5)  The Net Spread (the Portfolio Yield minus the Base
          Rate for the Series 1999-1 Certificates for the
          preceding Monthly Period)                                       -0.06%

                       ---------------------------------

                        Series 1999-1 Monthly Statement
                        June 15, 2004 Distribution Date

                        --------------------------------


     (6)  The Monthly Payment Rate (Collections of Principal
          Receivables and Finance Charge Receivables with
          respect to all Receivables in the Trust for the
          preceding Monthly Period divided by the amount of
          Receivables in the Trust as of the last day of the
          next preceding Monthly Period)                                  9.34%

I)   Series 1999-1 Information for the Last Three Distribution Dates

           1) Gross Yield

                    a)       06/15/04               5.10%
                    b)       05/17/04               6.76%
                    c)       04/15/04               7.75%

           2) Net Loss Rate

                    a)       06/15/04               2.28%
                    b)       05/17/04               2.53%
                    c)       04/15/04               2.64%

           3) Net Spread (Portfolio
              Yield Minus Base Rate)

                    a)       06/15/04              -0.06%
                    b)       05/17/04               1.12%
                    c)       04/15/04               1.91%

                    Three Month Average             0.99%

           4) Monthly Payment Rate

                    a)       06/15/04               9.34%
                    b)       05/17/04               9.60%
                    c)       04/15/04              10.35%



                            CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                            By: _________________________________
                            Name:  Patricia Garvey
                            Title: Vice President

                               MONTHLY STATEMENT

                 ---------------------------------------------

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 2000-1

                 ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on June 15, 2004,and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 2000-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

     (1)  The total amount distributed to Class A
          Certificateholders per $1,000 original certificate
          principal amount                                            $6.241667

     (2)  The amount set forth in A(1) above distributed to
          Class A Certificateholders with respect to
          interest per $1,000 original certificate principal
          amount                                                      $6.241667

     (3)  The amount set forth in A(1) above distributed to
          Class A Certificateholders with respect to
          principal per $1,000 original certificate
          principal amount                                            $0.000000

     (4)  The total amount distributed to Class B
          Certificateholders per $1,000 original certificate
          principal amount                                            $1.272778

     (5)  The amount set forth in A(4) above distributed to
          Class B Certificateholders with respect to
          interest per $1,000 original certificate principal
          amount                                                      $1.272778

     (6)  The amount set forth in A(4) above distributed to
          Class B Certificateholders with respect to
          principal per $1,000 original certificate
          principal amount                                            $0.000000

B)   Information Regarding the Performance of the Trust

     (1)  Allocation of Receivables Collections to the
          Series 2000-1 Certificates

          (a)  The aggregate amount of Finance Charge
               Receivables collected during the Monthly
               Period immediately preceding the Distribution
               Date                                              $62,303,097.30

          (b)  The aggregate amount of Interchange collected
               and allocated to the Trust for the Monthly
               Period immediately preceding the Distribution
               Date                                               $4,980,069.41

                       ---------------------------------

                        Series 2000-1 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------

          (c)  The aggregate amount of Principal Receivables
               collected during the Monthly Period
               immediately preceding the Distribution Date      $425,754,916.93

          (d)  The Floating Allocation Percentage with
               respect to the Series 2000-1 Certificates for
               the Monthly Period immediately preceding the
               Distribution Date                                      9.473853%

          (e)  The Principal Allocation Percentage with
               respect to the Series 2000-1 Certificates for
               the Monthly Period immediately preceding the
               Distribution Date                                     10.398131%

          (f)  The Finance Charge Receivables and
               Interchange collected and allocated to the
               Series 2000-1 Certificates for the Monthly
               Period immediately preceding the Distribution
               Date                                               $6,374,308.10

          (g)  The Principal Receivables collected and
               allocated to the Series 2000-1 Certificates
               for the Monthly Period immediately preceding
               the Distribution Date                             $44,270,553.98

     (2)  Available Finance Charge Collections and
          Reallocated Principal Collections for Series
          2000-1 for the Monthly Period immediately preceding the Distribution Date.

          (a)  The Finance Charge Receivables and
               Interchange collected and allocated to the
               Series 2000-1 Certificates                         $6,374,308.10

          (b)  Collection Account and Special Funding
               Account investment earnings allocated to the
               Series 2000-1 Certificates                                 $0.00

          (c)  Principal Funding Account Investment Proceeds         $31,583.84

          (d)  Class A Reserve Draw Amount                          $259,693.94

          (e)  Class B Reserve Draw Amount                                $0.00

          (f)  Additional Finance Charges from other Series
               allocated to the Series 2000-1 Certificates          $241,368.00

          (g)  Payments, if any, on deposit as of the
               Determination Date received from any Interest
               Rate Protection Agreements                                 $0.00

          (h)  Reallocated Class D Principal Collections                  $0.00

          (i)  Reallocated Collateral Principal Collections               $0.00

          (j)  Reallocated Class B Principal Collections                  $0.00

          (k)  Total Available Finance Charge Collections
               and Reallocated Principal Collections for
               Series 2000-1 (total of (a), (b), (c), (d),
               (e), (f), (g), (h), (i) and (j) above)             $6,906,953.88

     (3) Available Principal Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date

          (a)  The Principal Receivables collected and
               allocated to the Series 2000-1 Certificates       $44,270,553.98

                       ---------------------------------

                        Series 2000-1 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------

          (b)  Shared Principal Collections from other
               Series allocated to the Series 2000-1
               Certificates                                               $0.00

          (c)  Additional amounts to be treated as Available
               Principal Collections pursuant to the Series
               Supplement                                         $3,191,926.74

          (d)  Reallocated Class D Principal Collections                  $0.00

          (e)  Reallocated Collateral Principal Collections               $0.00

          (f)  Reallocated Class B Principal Collections                  $0.00

          (g)  Available Principal Collections for Series
               2000-1 (total of (a), (b) and ( c) minus (d),
               (e) and (f) above)                                $47,462,480.72

     (4)  Delinquent Balances in the Trust

          The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

          (a)  31-60 days                                           $85,247,139
          (b)  61-90 days                                            54,254,691
          (c)  91 or more days                                      129,949,023
                                                                    -----------
          (d)  Total Delinquencies                                 $269,450,853

     (5)  Defaulted Amount

          (a)  The aggregate amount of Defaulted Receivables
               with respect to the Trust for the Monthly
               Period immediately preceding the Distribution
               Date                                              $40,125,068.93

          (b)  The aggregate Amount of Recoveries of
               Defaulted Receivables processed during the
               Monthly Period immediately preceding the
               Distribution Date                                  $6,433,108.01

          (c)  The Defaulted Amount for the Monthly Period
               immediately preceding the Distribution Date
               [Defaulted Receivables minus Recoveries]          $33,691,960.92

          (d)  The Defaulted Amount for the Monthly Period
               immediately preceding the Distribution Date
               allocable to the Series 2000-1 Certificates
               (the "Series 2000-1 Defaulted Amount")             $3,191,926.74

          (e)  The Class A Defaulted Amount [Series 2000-1
               Defaulted Amount multiplied by the Class A
               Percentage]                                        $2,491,259.90

          (f)  The Class B Defaulted Amount [Series 2000-1
               Defaulted Amount multiplied by the Class B
               Percentage]                                          $315,300.08

                       ---------------------------------

                        Series 2000-1 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------

     (6)  Class A Charge-Offs

     (a)  The excess, if any, of the Class A Defaulted
          Amount over the sum of (i) Available Finance
          Charge Collections applied to such Class A
          Defaulted Amount, (ii) Reallocated Principal
          Collections applied to such Class A Defaulted
          Amount, (iii) the amount by which the Class D
          Invested Amount has been reduced in respect of
          such Class A Defaulted Amount, (iv) the amount by
          which the Collateral Invested Amount has been
          reduced in respect of such Class A Defaulted
          Amount and (v) the amount by which the Class B
          Invested Amount has been reduced in respect of
          such Class A Defaulted Amount (a "Class A
          Charge-Off")                                                    $0.00

     (b)  The amount of the Class A Charge-Off set forth in
          item 6(a) above, per $1,000 original certificate
          principal amount (which will have the effect of
          reducing, pro rata, the amount of each Class A
          Certificateholder's investment)                             $0.000000

     (c)  The total amount reimbursed on the Distribution
          Date in respect of Class A Charge-Offs for prior
          Distribution Dates                                              $0.00

     (d)  The amount set forth in item 6(c) above per $1,000
          original certificate principal amount (which will
          have the effect of increasing, pro rata, the
          amount of each Class A Certificateholder's
          investment)                                                $0.0000000

     (e)  The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount if any, as of
          the Distribution Date, after giving effect to all
          deposits, withdrawals and distributions on such
          Distribution Date                                               $0.00

     (7)  Class B Charge-Offs

          (a)  The excess, if any, of the Class B Defaulted
               Amount over the sum of (i) Available Finance
               Charge Collections applied to such Class B
               Defaulted Amount, (ii) Reallocated Class D
               Principal Collections applied to such Class B
               Defaulted Amount, (iii) Reallocated
               Collateral Principal Collections applied to
               such Class B Defaulted Amount, (iv) the
               amount by which the Class D Invested Amount
               has been reduced in respect of such Class B
               Defaulted Amount and (v) the amount by which
               the Collateral Invested Amount has been
               reduced in respect of such Class B Defaulted
               Amount                                                     $0.00

          (b)  The amount by which the Class B Invested
               Amount has been reduced on the Distribution
               Date in respect of Reallocated Class B
               Principal Collections                                      $0.00

          (c)  The amount by which the Class B Invested
               Amount has been reduced on the Distribution
               Date in respect of item 6(a) (together with
               item 7(a), "Class B Charge-Offs")                          $0.00

          (d)  The total amount by which the Class B
               Invested Amount has been reduced on the
               Distribution Date as set forth in items 7(a),
               (b) and (c)                                                $0.00

                       ---------------------------------

                        Series 2000-1 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------


          (e)  The amount set forth in item 7(d) above per
               $1,000 original certificate principal amount
               (which will have the effect of reducing, pro
               rata, the amount of each Class B
               Certificateholder's investment)                        $0.000000

          (f)  The total amount reimbursed on the
               Distribution Date in respect of reductions in
               the Class B Invested Amount on prior
               Distribution Dates                                         $0.00

          (g)  The amount set forth in item 7(f) above per
               $1,000 original certificate principal amount
               (which will have the effect of increasing,
               pro rata, the amount of each Class B
               Certificateholder's investment)                        $0.000000

          (h)  The amount, if any, by which the outstanding
               principal balance of the Class B Certificates
               exceeds the Class B Invested Amount if any,
               as of the Distribution Date, after giving
               effect to all deposits, withdrawals and
               distributions on such Distribution Date                    $0.00

     (8)  Reductions in the Collateral Interest

          (a)  The excess, if any, of the Collateral
               Defaulted Amount over the sum of (i)
               Available Finance Charge Collections applied
               to such Collateral Defaulted Amount, (ii)
               Reallocated Class D Principal Collections
               applied to such Collateral Defaulted Amount
               and (iii) the amount by which the Class D
               Invested Amount has been reduced in respect
               of such Collateral Defaulted Amount                        $0.00

          (b)  The amount by which the Collateral Invested
               Amount has been reduced on the Distribution
               Date in respect of Reallocated Collateral
               Principal Collections                                      $0.00

          (c)  The amount by which the Collateral Invested
               Amount has been reduced on the Distribution
               Date in respect of items 6(a) and 7(a) above               $0.00

          (d)  The total amount by which the Collateral
               Invested Amount has been reduced on the
               Distribution Date as set forth in items 8(a),
               (b) and (c)                                                $0.00

          (e)  The total amount reimbursed on the
               Distribution Date in respect of reductions in
               the Collateral Invested Amount on prior
               Distribution Dates                                         $0.00

          (f)  The amount, if any, by which the outstanding
               principal balance of the Collateral Interest
               exceeds the Collateral Invested Amount, if
               any, as of the Distribution Date, after
               giving effect to all deposits, withdrawals
               and distributions on the Distribution Date                 $0.00

     (9)  Reductions in the Class D Interest

          (a)  The excess, if any, of the Class D Defaulted
               Amount over Available Finance Charge
               Collections applied to such Class D Defaulted
               Amount                                                     $0.00

          (b)  The amount by which the Class D Invested
               Amount has been reduced on the Distribution
               Date in respect of Reallocated Principal
               Collections                                                $0.00

                       ---------------------------------

                        Series 2000-1 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------


          (c)  The amount by which the Class D Invested
               Amount has been reduced on the Distribution
               Date in respect of items 6(a), 7(a) and 8 (a)
               above                                                      $0.00

          (d)  The total amount by which the Class D
               Invested Amount has been reduced on the
               Distribution Date as set forth in items 9(a),
               (b) and (c)                                                $0.00

          (e)  The total amount reimbursed on the
               Distribution Date in respect of reductions in
               the Class D Invested Amount on prior
               Distribution Dates                                         $0.00

          (f)  The amount, if any, by which the outstanding
               principal balance of the Class D Interest
               exceeds the Class D Invested Amount, if any,
               as of the Distribution Date, after giving
               effect to all deposits, withdrawals and
               distributions on the Distribution Date                     $0.00

     (10) Investor Monthly Servicing Fee

          (a)  The amount of the Series 2000-1 Monthly
               Servicing Fee payable to the Servicer on the
               Distribution Date                                    $697,569.44

     (11) Class A Monthly Interest

          (a)  Class A Monthly Interest payable on the
               Distribution Date                                  $2,621,500.00

     (12) Class B Monthly Interest

          (a)  Class B Monthly Interest payable on the
               Distribution Date                                     $60,138.75

     (13) Principal Funding Account Amount

          (a)  The amount on deposit in the Principal
               Funding Account on the Distribution Date,
               after giving effect to all deposits,
               withdrawals and distributions on such
               Distribution Date                                 $93,333,333.34

          (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in May 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

     (14) Deficit Controlled Accumulation Amount

          The Deficit Controlled Accumulation Amount for the
          Distribution Date, after giving effect to all
          deposits, withdrawals and distributions on such
          Distribution Date                                               $0.00

     (15) Class A Reserve Account

          (a)  The amount on deposit in the Class A Reserve
               Account on the Distribution Date, after
               giving effect to all deposits, withdrawals
               and distributions on such Distribution Date
               and the related Transfer Date                      $2,100,000.00

          (b)  The Class A Required Reserve Account Amount        $2,100,000.00

                       ---------------------------------

                        Series 2000-1 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------



     (16) Class B Reserve Account

          (a)  The amount on deposit in the Class B Reserve
               Account on the Distribution Date, after
               giving effect to all deposits, withdrawals
               and distributions on such Distribution Date
               and the related Transfer Date                        $118,125.00

          (b)  The Class B Required Reserve Account Amount          $118,125.00

C)   Class A Invested Amount

     (1)  The Class A Initial Invested Amount                   $420,000,000.00

     (2)  The Class A Invested Amount on the Distribution
          Date, after giving effect to all deposits,
          withdrawals and distributions on such Distribution
          Date                                                  $420,000,000.00

     (3)  The Pool Factor for the Distribution Date (which
          represents the ratio of the Class A Invested
          Amount, as of such Distribution Date, after giving
          effect to any adjustment in the Class A Invested
          Amount on such Distribution Date, to the Class A
          Initial Invested Amount). The amount of a Class A
          Certificateholder's pro rata share of the Class A
          Invested Amount can be determined by multiplying
          the original denomination of the Class A
          Certificateholder's Certificate by the Pool Factor           1.000000

D)   Class B Invested Amount

     (1)  The Class B Initial Invested Amount                    $47,250,000.00

     (2)  The Class B Invested Amount on the Distribution
          Date, after giving effect to all deposits,
          withdrawals and distributions on such Distribution
          Date                                                   $47,250,000.00

     (3)  The Pool Factor for the Distribution Date (which
          represents the ratio of the Class B Invested
          Amount, as of such Distribution Date, after giving
          effect to any adjustment in the Class B Invested
          Amount on such Distribution Date, to the Class B
          Initial Invested Amount). The amount of a Class B
          Certificateholder's pro rata share of the Class B
          Invested Amount can be determined by multiplying
          the original denomination of the Class B
          Certificateholder's Certificate by the Pool Factor           1.000000

E) Collateral Invested Amount

     (1)  The Collateral Initial Invested Amount                 $42,000,000.00

     (2)  The Collateral Invested Amount on the Distribution
          Date, after giving effect to all deposits,
          withdrawals and distributions on such Distribution
          Date                                                   $42,000,000.00

     (3)  The Collateral Invested Amount as a percentage of
          the Invested Amount on such Distribution Date                   8.00%

F)   Class D Invested Amount

     (1)  The Class D Initial Invested Amount                    $15,750,000.00

                       ---------------------------------

                        Series 2000-1 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------


     (2)  The Class D Invested Amount on the Distribution
          Date, after giving effect to all deposits,
          withdrawals and distributions on such Distribution
          Date                                                   $15,750,000.00

     (3)  The Class D Invested Amount as a percentage of the
          Invested Amount on such Distribution Date                       3.00%

G)   Receivables Balances

     (1)  The aggregate amount of Principal Receivables in
          the Trust at the close of business on the last day
          of the immediately preceding Monthly Period            $4,973,982,977

     (2)  The aggregate amount of Finance Charge Receivables
          in the Trust at the close of business on the last
          day of the immediately preceding Monthly Period          $231,282,703

H)   Annualized Percentages

     (1)  The Gross Yield (Available Finance Charge
          Collections for the Series 2000-1 Certificates for
          the preceding Monthly Period (excluding payments
          received from Interest Rate Protection Agreements)
          divided by the Invested Amount of the Series
          2000-1 Certificates as of the last day of the next
          preceding Monthly Period, multiplied by 366
          divided by number of days in the calendar month.)
          Effective November 2002 monthly period.                        15.53%

     (2)  The Net Loss Rate (the Series 2000-1 Defaulted
          Amount for the preceding Monthly Period divided by
          the Invested Amount of the Series 2000-1
          Certificates as of the last day of the next
          preceding Monthly Period, multiplied by 12)                     7.30%

     (3)  The Portfolio Yield (the Gross Yield minus the Net
          Loss Rate for the Series 2000-1 Certificates for
          the preceding Monthly Period)                                   8.23%

     (4)  The Base Rate (Monthly Interest plus Monthly
          Servicing Fee (based on an assumed Servicing Fee
          Rate of 2% per annum) for the preceding Monthly
          Period with respect to the related Distribution
          Date, divided by the Invested Amount of the Series
          2000-1 Certificates as of the last day of the next
          preceding Monthly Period, multiplied by 12)                     8.13%

     (5)  The Net Spread (the Portfolio Yield minus the Base
          Rate for the Series 2000-1 Certificates for the
          preceding Monthly Period)                                       0.10%

     (6)  The Monthly Payment Rate (Collections of Principal
          Receivables and Finance Charge Receivables with
          respect to all Receivables in the Trust for the
          preceding Monthly Period divided by the amount of
          Receivables in the Trust as of the last day of the
          next preceding Monthly Period)                                  9.34%

I)   Series 2000-1 Information for the Last Three Distribution Dates

     1)   Gross Yield

           a)      06/15/04           15.53%
           b)      05/17/04           16.63%
           c)      04/15/04           16.79%

                       ---------------------------------

                        Series 2000-1 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------


     2)   Net Loss Rate

           a)      06/15/04            7.30%
           b)      05/17/04            7.24%
           c)      04/15/04            6.36%

     3)   Net Spread (Portfolio Yield Minus Base Rate)

          a)      06/15/04              0.10%
          b)      05/17/04              1.05%
          c)      04/15/04              2.11%

          Three Month Average           1.09%

     4)   Monthly Payment Rate

          a)      06/15/04              9.34%
          b)      05/17/04              9.60%
          c)      04/15/04              10.35%



                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                               By: _________________________________
                               Name:   Patricia Garvey
                               Title:  Vice President

                               MONTHLY STATEMENT

                 ---------------------------------------------

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 2000-2

                 ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on June 15, 2004 and with respect to the performance of the Trust during the month of May is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 2000-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

     (1)  The total amount distributed to Class A
          Certificateholders per $1,000 original certificate
          principal amount                                            $1.023056

     (2)  The amount set forth in A(1) above distributed to
          Class A Certificateholders with respect to
          interest per $1,000 original certificate principal
          amount                                                      $1.023056

     (3)  The amount set forth in A(1) above distributed to
          Class A Certificateholders with respect to
          principal per $1,000 original certificate
          principal amount                                            $0.000000

     (4)  The total amount distributed to Class B
          Certificateholders per $1,000 original certificate
          principal amount                                            $1.296944

     (5)  The amount set forth in A(4) above distributed to
          Class B Certificateholders with respect to
          interest per $1,000 original certificate principal
          amount                                                      $1.296944

     (6)  The amount set forth in A(4) above distributed to
          Class B Certificateholders with respect to
          principal per $1,000 original certificate
          principal amount                                            $0.000000

B) Information Regarding the Performance of the Trust

     (1)  Allocation of Receivables Collections to the
          Series 2000-2 Certificates

          (a)  The aggregate amount of Finance Charge
               Receivables collected during the Monthly
               Period immediately preceding the Distribution
               Date                                              $62,303,097.30

                       ---------------------------------

                        Series 2000-2 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------

          (b)  The aggregate amount of Interchange collected
               and allocated to the Trust for the Monthly
               Period immediately preceding the Distribution
               Date                                               $4,980,069.41

          (c)  The aggregate amount of Principal Receivables
               collected during the Monthly Period
               immediately preceding the Distribution Date      $425,754,916.93

          (d)  The Floating Allocation Percentage with
               respect to the Series 2000-2 Certificates for
               the Monthly Period immediately preceding the
               Distribution Date                                     11.463692%

          (e)  The Principal Allocation Percentage with
               respect to the Series 2000-2 Certificates for
               the Monthly Period immediately preceding the
               Distribution Date                                     11.463692%

          (f)  The Finance Charge Receivables and
               Interchange collected and allocated to the
               Series 2000-2 Certificates for the Monthly
               Period immediately preceding the Distribution
               Date                                               $7,713,134.90

          (g)  The Principal Receivables collected and
               allocated to the Series 2000-2 Certificates
               for the Monthly Period immediately preceding
               the Distribution Date                             $48,807,231.70

     (2)  Available Finance Charge Collections and
          Reallocated Principal Collections for Series
          2000-2 for the Monthly Period immediately preceding the Distribution Date.

          (a)  The Finance Charge Receivables and
               Interchange collected and allocated to the
               Series 2000-2 Certificates                         $7,713,134.90

          (b)  Collection Account and Special Funding
               Account investment earnings allocated to the
               Series 2000-2 Certificates                                 $0.00

          (c)  Principal Funding Account Investment Proceeds              $0.00

          (d)  Class A Reserve Draw Amount                                $0.00

          (e)  Class B Reserve Draw Amount                                $0.00

          (f)  Additional Finance Charges from other Series
               allocated to the Series 2000-2 Certificates          $108,254.82

          (g)  Payments, if any, on deposit as of the
               Determination Date received from any Interest
               Rate Protection Agreements                                 $0.00

          (h)  Reallocated Class D Principal Collections                  $0.00

          (i)  Reallocated Collateral Principal Collections               $0.00

                       ---------------------------------

                        Series 2000-2 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------


          (j)  Reallocated Class B Principal Collections                  $0.00

          (k)  Total Available Finance Charge Collections
               and Reallocated Principal Collections for
               Series 2000-2 (total of (a), (b), (c), (d),
               (e), (f), (g), (h), (i) and (j) above)             $7,821,389.72

     (3) Available Principal Collections for Series 2000-2 for the Monthly Period immediately preceding the Distribution Date

          (a)  The Principal Receivables collected and
               allocated to the Series 2000-2 Certificates       $48,807,231.70

          (b)  Shared Principal Collections from other
               Series allocated to the Series 2000-2
               Certificates                                               $0.00

          (c)  Additional amounts to be treated as Available
               Principal Collections pursuant to the Series
               Supplement                                         $3,862,342.58

          (d)  Reallocated Class D Principal Collections                  $0.00

          (e)  Reallocated Collateral Principal Collections               $0.00

          (f)  Reallocated Class B Principal Collections                  $0.00

          (g)  Available Principal Collections for Series
               2000-2 (total of (a), (b) and ( c) minus (d),
               (e) and (f) above)                                $52,669,574.28

     (4)  Delinquent Balances in the Trust

          The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

          (a)    31-60 days                                         $85,247,139
          (b)    61-90 days                                          54,254,691
          (c)    91 or more days                                    129,949,023
                                                                    -----------
          (d)    Total Delinquencies                               $269,450,853

     (5)  Defaulted Amount

     (a)  The aggregate amount of Defaulted Receivables with
          respect to the Trust for the Monthly Period
          immediately preceding the Distribution Date            $40,125,068.93

     (b)  The aggregate Amount of Recoveries of Defaulted
          Receivables processed during the Monthly Period
          immediately preceding the Distribution Date             $6,433,108.01

                       ---------------------------------

                        Series 2000-2 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------


     (c)  The Defaulted Amount for the Monthly Period
          immediately preceding the Distribution Date
          [Defaulted Receivables minus Recoveries]               $33,691,960.92

     (d)  The Defaulted Amount for the Monthly Period
          immediately preceding the Distribution Date
          allocable to the Series 2000-2 Certificates (the
          "Series 2000-2 Defaulted Amount")                       $3,862,342.58

     (e)  The Class A Defaulted Amount [Series 2000-2
          Defaulted Amount multiplied by the Class A
          Percentage]                                             $3,002,857.91

     (f)  The Class B Defaulted Amount [Series 2000-2
          Defaulted Amount multiplied by the Class B
          Percentage]                                               $395,709.94

     (6)  Class A Charge-Offs

          (a)  The excess, if any, of the Class A Defaulted
               Amount over the sum of (i) Available Finance
               Charge Collections applied to such Class A
               Defaulted Amount, (ii) Reallocated Principal
               Collections applied to such Class A Defaulted
               Amount, (iii) the amount by which the Class D
               invested Amount has been reduced in respect
               of such Class A Defaulted Amount, (iv) the
               amount by which the Collateral Invested
               Amount has been reduced in respect of such
               Class A Defaulted Amount and (v) the amount
               by which the Class B Invested Amount has been
               reduced in respect of such Class A Defaulted
               Amount (a"Class A Charge-Off")                             $0.00

          (b)  The amount of the Class A Charge-Off set
               forth in item 6(a) above, per $1,000 original
               certificate principal amount (which will have
               the effect of reducing, pro rata, the amount
               of each Class A Certificateholder's
               investment)                                            $0.000000

          (c)  The total amount reimbursed on the
               Distribution Date in respect of Class A
               Charge-Offs for prior Distribution Dates                   $0.00

          (d)  The amount set forth in item 6(c) above per
               $1,000 original certificate principal amount
               (which will have the effect of increasing,
               pro rata, the amount of each Class A
               Certificateholder's investment)                        $0.000000

          (e)  The amount, if any, by which the outstanding
               principal balance of the Class A Certificates
               exceeds the Class A Invested Amount if any,
               as of the Distribution Date, after giving
               effect to all deposits, withdrawals and
               distributions on such Distribution Date                    $0.00

                       ---------------------------------

                        Series 2000-2 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------


     (7)  Class B Charge-Offs

          (a)  The excess, if any, of the Class B Defaulted
               Amount over the sum of (i) Available Finance
               Charge Collections applied to such Class B
               Defaulted Amount, (ii) Reallocated Class D
               Principal Collections applied to such Class B
               Defaulted Amount, (iii) Reallocated
               Collateral Principal Collections applied to
               such Class B Defaulted Amount, (iv) the
               amount by which the Class D Invested Amount
               has been reduced in respect of such Class B
               Defaulted Amount and (v) the amount by which
               the Collateral Invested Amount has been
               reduced in respect of such Class B Defaulted
               Amount                                                     $0.00

          (b)  The amount by which the Class B Invested
               Amount has been reduced on the Distribution
               Date in respect of Reallocated Class B
               Principal Collections                                      $0.00

          (c)  The amount by which the Class B Invested
               Amount has been reduced on the Distribution
               Date in respect of item 6(a) (together with
               item 7(a), "Class B Charge-Offs")                          $0.00

          (d)  The total amount by which the Class B
               Invested Amount has been reduced on the
               Distribution Date as set forth in items 7(a),
               (b) and (c)                                                $0.00

          (e)  The amount set forth in item 7(d) above per
               $1,000 original certificate principal amount
               (which will have the effect of reducing, pro
               rata, the amount of each Class B
               Certificateholder's investment)                        $0.000000

          (f)  The total amount reimbursed on the
               Distribution Date in respect of reductions in
               the Class B Invested Amount on prior
               Distribution Dates                                         $0.00

          (g)  The amount set forth in item 7(f) above per
               $1,000 original certificate principal amount
               (which will have the effect of increasing,
               pro rata, the amount of each Class B
               Certificateholder's investment)                        $0.000000

          (h)  The amount, if any, by which the outstanding
               principal balance of the Class B Certificates
               exceeds the Class B Invested Amount if any,
               as of the Distribution Date, after giving
               effect to all deposits, withdrawals and
               distributions on such Distribution Date                    $0.00

     (8)  Reductions in the Collateral Interest

          (a)  The excess, if any, of the Collateral
               Defaulted Amount over the sum of (i)
               Available Finance Charge Collections applied
               to such Collateral Defaulted Amount, (ii)
               Reallocated Class D Principal Collections
               applied to such Collateral Defaulted Amount
               and (iii) the amount by which the Class D
               Invested Amount has been reduced in respect
               of such Collateral Defaulted Amount                        $0.00

                       ---------------------------------

                        Series 2000-2 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------

          (b)  The amount by which the Collateral Invested
               Amount has been reduced on the Distribution
               Date in respect of Reallocated Collateral
               Principal Collections                                      $0.00

          (c)  The amount by which the Collateral Invested
               Amount has been reduced on the Distribution
               Date in respect of items 6(a) and 7(a) above               $0.00

          (d)  The total amount by which the Collateral
               Invested Amount has been reduced on the
               Distribution Date as set forth in items 8(a),
               (b) and (c)                                                $0.00

          (e)  The total amount reimbursed on the
               Distribution Date in respect of reductions in
               the Collateral Invested Amount on prior
               Distribution Dates                                         $0.00

          (f)  The amount, if any, by which the outstanding
               principal balance of the Collateral Interest
               exceeds the Collateral Invested Amount, if
               any, as of the Distribution Date, after
               giving effect to all deposits, withdrawals
               and distributions on the Distribution Date                 $0.00

     (9)  Reductions in the Class D Interest

          (a)  The excess, if any, of the Class D Defaulted
               Amount over Available Finance Charge
               Collections applied to such Class D Defaulted
               Amount                                                     $0.00

          (b)  The amount by which the Class D Invested
               Amount has been reduced on the Distribution
               Date in respect of Reallocated Principal
               Collections                                                $0.00

          (c)  The amount by which the Class D Invested
               Amount has been reduced on the Distribution
               Date in respect of items 6(a), 7(a) and 8 (a)
               above                                                      $0.00

          (d)  The total amount by which the Class D
               Invested Amount has been reduced on the
               Distribution Date as set forth in items 9(a),
               (b) and (c)                                                $0.00

          (e)  The total amount reimbursed on the
               Distribution Date in respect of reductions in
               the Class D Invested Amount on prior
               Distribution Dates                                         $0.00

          (f)  The amount, if any, by which the outstanding
               principal balance of the Class D Interest
               exceeds the Class D Invested Amount, if any,
               as of the Distribution Date, after giving
               effect to all deposits, withdrawals and
               distributions on the Distribution Date                     $0.00

     (10) Investor Monthly Servicing Fee

          (a)  The amount of the Series 2000-2 Monthly
               Servicing Fee payable to the Servicer on the
               Distribution Date                                    $844,083.33

                       ---------------------------------

                        Series 2000-2 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------


     (11) Class A Monthly Interest

          (a)  Class A Monthly Interest payable on the
               Distribution Date                                    $460,375.00

     (12) Class B Monthly Interest

          (a)  Class B Monthly Interest payable on the
               Distribution Date                                     $76,908.81

     (13) Principal Funding Account Amount

          (a)  The amount on deposit in the Principal
               Funding Account on the Distribution Date,
               after giving effect to all deposits,
               withdrawals and distributions on such
               Distribution Date                                          $0.00

          (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


     (14) Deficit Controlled Accumulation Amount

          The Deficit Controlled Accumulation Amount for the
          Distribution Date, after giving effect to all
          deposits, withdrawals and distributions on such
          Distribution Date                                               $0.00

     (15) Class A Reserve Account

          (a)  The amount on deposit in the Class A Reserve
               Account on the Distribution Date, after
               giving effect to all deposits, withdrawals
               and distributions on such Distribution Date
               and the related Transfer Date                      $2,250,000.00

          (b)  The Class A Required Reserve Account Amount        $2,250,000.00

     (16) Class B Reserve Account

          (a)  The amount on deposit in the Class B Reserve
               Account on the Distribution Date, after
               giving effect to all deposits, withdrawals
               and distributions on such Distribution Date
               and the related Transfer Date                              $0.00

          (b)  The Class B Required Reserve Account Amount                $0.00

C)   Class A Invested Amount

     (1)  The Class A Initial Invested Amount                   $450,000,000.00


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                       ---------------------------------

                        Series 2000-2 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------


     (2)  The Class A Invested Amount on the Distribution
          Date, after giving effect to all deposits,
          withdrawals and distributions on such Distribution
          Date                                                  $450,000,000.00

     (3)  The Pool Factor for the Distribution Date (which
          represents the ratio of the Class A Invested
          Amount, as of such Distribution Date, after giving
          effect to any adjustment in the Class A Invested
          Amount on such Distribution Date, to the Class A
          Initial Invested Amount). The amount of a Class A
          Certificateholder's pro rata share of the Class A
          Invested Amount can be determined by multiplying
          the original denomination of the Class A
          Certificateholder's Certificate by the Pool Factor           1.000000

D)   Class B Invested Amount

     (1)  The Class B Initial Invested Amount                    $59,300,000.00

     (2)  The Class B Invested Amount on the Distribution
          Date, after giving effect to all deposits,
          withdrawals and distributions on such Distribution
          Date                                                   $59,300,000.00

     (3)  The Pool Factor for the Distribution Date (which
          represents the ratio of the Class B Invested
          Amount, as of such Distribution Date, after giving
          effect to any adjustment in the Class B Invested
          Amount on such Distribution Date, to the Class B
          Initial Invested Amount). The amount of a Class B
          Certificateholder's pro rata share of the Class B
          Invested Amount can be determined by multiplying
          the original denomination of the Class B
          Certificateholder's Certificate by the Pool
          Factor.                                                      1.000000

E)   Collateral Invested Amount

     (1)  The Collateral Initial Invested Amount                 $49,200,000.00

     (2)  The Collateral Invested Amount on the Distribution
          Date, after giving effect to all deposits,
          withdrawals and distributions on such Distribution
          Date                                                   $49,200,000.00

     (3)  The Collateral Invested Amount as a percentage of
          the Invested Amount on such Distribution Date                   8.50%

F)   Class D Invested Amount

     (1)  The Class D Initial Invested Amount                    $20,300,000.00

     (2)  The Class D Invested Amount on the Distribution
          Date, after giving effect to all deposits,
          withdrawals and distributions on such Distribution
          Date                                                   $20,300,000.00

     (3)  The Class D Invested Amount as a percentage of the
          Invested Amount on such Distribution Date                       3.51%

                       ---------------------------------

                        Series 2000-2 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------


G)   Receivables Balances

     (1)  The aggregate amount of Principal Receivables in
          the Trust at the close of business on the last day
          of the immediately preceding Monthly Period            $4,973,982,977

     (2)  The aggregate amount of Finance Charge Receivables
          in the Trust at the close of business on the last
          day of the immediately preceding Monthly Period          $231,282,703

H)   Annualized Percentages

     (1)  The Gross Yield (Available Finance Charge
          Collections for the Series 2000-2 Certificates for
          the preceding Monthly Period (excluding payments
          received from Interest Rate Protection Agreements)
          divided by the Invested Amount of the Series
          2000-2 Certificates as of the last day of the next
          preceding Monthly Period, multiplied by 366
          divided by the number of days in the calendar
          month) Effective November 2002 monthly period.                 15.95%

     (2)  The Net Loss Rate (the Series 2000-2 Defaulted
          Amount for the preceding Monthly Period divided by
          the Invested Amount of the Series 2000-2
          Certificates as of the last day of the next
          preceding Monthly Period, multiplied by 12)                     8.01%

     (3)  The Portfolio Yield (the Gross Yield minus the Net
          Loss Rate for the Series 2000-2 Certificates for
          the preceding Monthly Period)                                   7.94%

     (4)  The Base Rate (Monthly Interest plus Monthly
          Servicing Fee (based on an assumed Servicing Fee
          Rate of 2% per annum) for the preceding Monthly
          Period with respect to the related Distribution
          Date, divided by the Invested Amount of the Series
          2000-2 Certificates as of the last day of the next
          preceding Monthly multiplied by 12)                             3.79%

     (5)  The Net Spread (the Portfolio Yield minus the Base
          Rate for the Series 2000-2 Certificates for the
          preceding Monthly Period)                                       4.15%

     (6)  The Monthly Payment Rate (Collections of Principal
          Receivables and Finance Charge Receivables with
          respect to all Receivables in the Trust for the
          preceding Monthly Period divided by the amount of
          Receivables in the Trust as of the last day of the
          next preceding Monthly Period)                                  9.34%


I)   Series 2000-2 Information for the Last Three Distribution Dates

     1)   Gross Yield

          a)      06/15/04                   15.95%
          b)      05/17/04                   16.63%
          c)      04/15/04                   16.79%

                       ---------------------------------

                        Series 2000-2 Monthly Statement
                        June 15, 2004 Distribution Date

                       ---------------------------------

     2)   Net Loss Rate

          a)      06/15/04                   8.01%
          b)      05/17/04                   7.24%
          c)      04/15/04                   6.36%

     3)   Net Spread (Portfolio Yield
          Minus Base Rate)

          a)      06/15/04                   4.15%
          b)      05/17/04                   5.48%
          c)      04/15/04                   6.57%

          Three Month Average                5.40%

     4)   Monthly Payment Rate

          a)      06/15/04                   9.34%
          b)      05/17/04                   9.60%
          c)      04/15/04                   10.35%


                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                       By: _____________________________
                                       Name:          Patricia Garvey
                                       Title:         Vice President




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